Exhibit 99.1

Accretive Health and Ascension Complete Previously Announced Transaction

CHICAGO and ST. LOUIS – February 16, 2016 – Accretive Health, Inc. (OTC Pink: ACHI), a leading provider of revenue cycle services and physician advisory services to healthcare providers, today announced the completion of the transaction announced on December 8, 2015 with Ascension, the nation’s largest Catholic and non-profit health system, and TowerBrook Capital Partners, an investment management firm.

As part of the transaction, Accretive Health and Ascension have entered into a new master professional services agreement for a 10-year term, under which Accretive Health will become the exclusive provider of revenue cycle services and physician advisory services to Ascension’s hospitals, subject to certain limited exceptions. In addition, a newly formed investment vehicle owned by Ascension and TowerBrook Capital Partners has invested $200 million in Accretive Health in exchange for convertible preferred stock and warrants.

“Ascension has been a valued partner since the founding of the company and we are pleased to enter a new phase in our relationship as long-term strategic partners,” said Emad Rizk, M.D., President and Chief Executive Officer of Accretive Health. “We have a market-leading platform that has delivered substantial value to our customers and we plan to invest further in our capabilities to serve the revenue cycle needs of all healthcare providers. This highly complementary relationship with Ascension provides us with a significant growth trajectory, and we look forward to the benefits it will deliver to our customers, our employees and our shareholders.”

“This new partnership supports our strategy of creating clinically integrated systems of care in the communities we serve across the country and strengthening our ability to provide compassionate, personalized care to all, especially for persons living in poverty and those most vulnerable,” said Anthony R. Tersigni, EdD, FACHE, President and Chief Executive Officer, Ascension. “We look forward to working closely with Dr. Rizk and the leadership team to implement this single revenue cycle solution as we develop a sustainable, long-term business platform for the organization.”

Accretive Health expects to begin transitioning Ascension’s currently served hospitals to the new agreement over the next six months. Ascension hospitals not currently served by Accretive will transition to the company’s platform over an expected three-year period.

About Accretive Health

Accretive Health is a leading provider of revenue cycle services and Physician Advisory Services to healthcare providers. Accretive Health’s mission is to help healthcare providers strengthen their financial stability so they can deliver better care at a more affordable cost to the communities they serve, increasing healthcare access for all. Accretive Health’s distinctive operating model includes people, processes, and sophisticated integrated technology/analytics that help customers realize sustainable improvements in their operating margins and improve the satisfaction of their patients, physicians, and staff. Accretive Health’s customers typically are multi-hospital systems, including faith-based or community healthcare systems, academic medical centers and independent ambulatory clinics, and their affiliated physician practice groups.

About Ascension

Ascension (www.ascension.org) is a faith-based healthcare organization dedicated to transformation through innovation across the continuum of care. As the largest non-profit health system in the U.S. and the world’s largest Catholic health system, Ascension is committed to delivering compassionate, personalized care to all with special attention to persons in poverty and struggling the most. In fiscal 2015, Ascension provided nearly $2 billion in care of persons living in poverty and other community benefit programs. Approximately 150,000 associates and 35,000 aligned providers serve in 1,900 sites of care – including 129 hospitals and more than 30 senior living facilities – in 24 states and the District of Columbia. In addition to healthcare delivery, Ascension subsidiaries provide a variety of services and solutions including physician practice management, venture capital investing, investment management, biomedical engineering, clinical care management, information services, risk management, and contracting through Ascension’s own group purchasing organization.

About TowerBrook Capital Partners

TowerBrook Capital Partners L.P. is an investment management firm with in excess of $8 billion under management. The firm is based in New York and London and focuses on making investments in North American and European companies. TowerBrook’s private equity funds pursue control-oriented investments in large and middle market companies, partnering with highly capable management teams and seeking situations characterized by complexity. Further information is available at www.towerbrook.com.

Forward Looking Statements

This press release contains forward-looking statements, including the statements regarding the plans, strategies and objectives of management for future operations, effects of current or future economic conditions or performance and industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. All forward-looking statements contained in this press release involve risks and uncertainties. Accretive Health’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth in Accretive Health’s quarterly reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, under the heading “Risk Factors”. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Accretive Health has based these forward-looking statements on its current expectations and projections about future events. Although Accretive Health believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.

All forward-looking statements included in this press release are expressly qualified in their entirety by these cautionary statements. Accretive Health cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that Accretive Health may consider immaterial or does not anticipate at this time. Although Accretive Health believes that the expectations reflected in its forward-looking statements are reasonable, Accretive Health does not know whether its expectations may prove correct. Accretive Health’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning Accretive Health and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. Accretive Health assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Accretive Health advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

Contact:
Accretive Health, Inc.
Investor Relations:
Atif Rahim
312.324.5476
investorrelations@accretivehealth.com

Media Relations:
Brian Pitts
Hill+Knowlton Strategies
312.475.5921
brian.pitts@hkstrategies.com

Ascension:
Nick Ragone
Chief Marketing and Communications Officer
Nick.Ragone@Ascension.org
314.733.8941

TowerBrook Capital Partners:
Brunswick Group
Blake Sonnenshein / Alex Yankus
212.333.3810